JOINT FILER INFORMATION

Name:			Carlyle Venture Partners, L.P., a
Cayman Islands exempted limited partnership (CVP)

Relationship to
Issuer:	Less than 10% Direct Beneficial Owner of Sight Resource Corporation
(the Issuer);
				    TCG Ventures, Ltd. is the general partner of CVP.
CVP disclaims beneficial ownership
				    of all securities of the
Issuer directly beneficially owned by Carlyle Venture Coinvestment,

L.L.C., a Delaware limited liability company, Carlyle U.S. Venture
Partners, L.P., a
				    Delaware limited partnership and C/S Venture
Investors, L.P., a Cayman Islands exempted
				    limited partnership,
and indirectly beneficially owned by TCG Ventures, L.L.C., a Delaware

				    limited partnership.

Joint Filers Address:	c/o Bank Julius
Baer
			Kirk House
			Albert Panton Street
			Georgetown, Grand
Cayman, Cayman Islands, British West Indies

Designated Filer:	TCG
Ventures, Ltd.

Issuer and Ticker Symbol:	Sight Resource Corporation
(VISNQ)

Date of Report:		August 5, 2005


Signature:  /S/ ROBERT
GRADY

By: Robert Grady



JOINT FILER INFORMATION


Name:			C/S Venture Investors, L.P. (C/S)

Relationship to
Issuer:	Less than 10% Direct Beneficial Owner of Sight Resource Corporation
(the Issuer);
				    TCG Ventures, Ltd. is the general partner of C/S.
C/S disclaims beneficial ownership
				    of all securities of the
Issuer beneficially owned by Carlyle U.S. Venture Partners,
				    L.P.,
a Delaware limited partnership, Carlyle Venture Coinvestment, L.L.C., a
Delaware
				    limited liability company, and Carlyle Venture Partners,
L.P., a Cayman Islands exempted
				    limited partnership, and
indirectly beneficially owned by TCG Ventures, L.L.C., a Delaware limited partnership.


Joint Filers Address:	c/o Bank Julius Baer

			Kirk House
			Albert Panton Street
			Georgetown, Grand Cayman,
Cayman Islands, British West Indies

Designated Filer:	TCG Ventures,
Ltd.

Issuer and Ticker Symbol:	Sight Resource Corporation (VISNQ)


Date of Report:		August 5, 2005


Signature:  /S/ ROBERT GRADY


By: Robert Grady